UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2007

EVER-GLORY INTERNATIONAL GROUP, INC.

(Exact name of registrant as specified in charter)

Florida (State or other jurisdiction of incorporation)	0-28806 (Commission file number)	65-0420146 (I.R.S. Employer Identification Number)

100 North Barranca Avenue, #810

West Covina, CA 91791

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:    (626) 839-9116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported on the Current Report on Form 8-K filed with the Commission on August 31, 2007, Ever-Glory International Group, Inc. (the “Company”) closed the transaction set forth in the Agreement for the Purchase and Sale of Stock dated June 26, 2006 (the “Agreement”) by and among the Company, its wholly owned subsidiary, Perfect Dream Ltd, a British Virgin Island corporation (“Perfect Dream”), Ever-Glory Enterprises (HK) Ltd., a British Virgin Island company (“EGLY HK”) and Nanjing Catch-Luck Garments Co. Ltd., a Chinese limited liability company (“Catch-Luck”), pursuant to which the Company through Perfect Dream acquired 100% of the stock equity in Catch-Luck from EGLY HK. The Company is filing this Amendment No. 1 for the purpose of filing the audited financial statements of Catch-Luck for the years ended December 31, 2006 and 2005.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

(i)          Unaudited financial statements of Nanjing Catch-Luck Garments Co. Ltd. for the six months ended June 30, 2007.(1)

(ii)         Audited financial statements of Nanjing Catch-Luck Garments Co. Ltd. for the years ended December 31, 2006 and 2005.

(b)	Pro Forma Financial Information

Unaudited pro forma condensed combined statement of operations of Ever-Glory International Group, Inc. for the six months ended June 30, 2007.(2)

(d)	Exhibits

Exhibit Number	Description
2.1	Agreement for the Purchase and Sale of Stock dated June 26, 2006 (incorporated by reference to Exhibit 2.1 of current report on Form 8-K filed on June 29, 2006).
99.1	Unaudited financial statements of Nanjing Catch-Luck Garments Co. Ltd. for the six months ended June 30, 2007.(1)
99.2	Audited financial statements of Nanjing Catch-Luck Garments Co. Ltd. for the years ended December 31, 2006 and 2005 (filed herewith).
99.3	Unaudited pro forma condensed combined statement of operations of Ever-Glory International Group, Inc. for the six months ended June 30, 2007.(2)

________________________________

(1) Incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed on August 31, 2007.

(2) Incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed on August 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 5, 2007

By:	/s/ Kang Yi Hua
Kang Yi Hua
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
2.1	Agreement for the Purchase and Sale of Stock dated June 26, 2006 (incorporated by reference to Exhibit 2.1 of current report on Form 8-K filed on June 29, 2006).
99.1

Unaudited financial statements of Nanjing Catch-Luck Garments Co. Ltd. for the six months ended June 30, 2007 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed on August 31, 2007).

99.2	Audited financial statements of Nanjing Catch-Luck Garments Co. Ltd. for the years ended December 31, 2006 and 2005 (filed herewith).
99.3

Unaudited pro forma condensed combined statement of operations of Ever-Glory International Group, Inc. for the six months ended June 30, 2007 (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed on August 31, 2007).